Exhibit 99.1

VIDELLO LIMITED

FINANCIAL STATEMENTS

MARCH 31, 2024 & MARCH 31, 2023

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VIDELLO LIMITED

FINANCIAL STATEMENTS

MARCH 31, 2024 & MARCH 31, 2023

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To all Board of Directors and Shareholders

Vidello Limited

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying balance sheets of Vidello Limited (the “Company”) as of March 31, 2024 and 2023, and the related statements of operations, stockholders’ equity, and cash flows for the years then ended March 31, 2024 and 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2024 and 2023, and the results of its operations and its cash flows for the years then ended March 31, 2024 and 2023, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements are the responsibility of the entity’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the entity in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

CRITICAL AUDIT MATTERS

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

/s/Bush & Associates CPA LLC

We have served as the Company’s auditor since 2025.

Henderson, Nevada

April 11, 2025

PCAOB ID Number 6797

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VIDELLO LIMITED

BALANCE SHEETS

(Audited)

	March 31, 2024	March 31, 2023
ASSETS:
Current Assets:
Cash and cash equivalents	$1,159,234	$587,852
Accounts receivable	-	42,722
Total current assets	1,159,234	630,574

Property and equipment, net	10,337	6,972
Total assets	$1,169,571	$637,546

LIABILITIES AND STOCKHOLDERS EQUITY:
Current Liabilities:
Accounts payable and accrued liabilities	$107,512	$16,152
Tax payables	509,880	264,264
Deferred revenue	502,369	543,332
Director payables	1,270	858
Total liabilities	$1,121,031	$824,606

Stockholders’ Equity:
Common stock, $1.26 par value, 100 shares authorized, 100 shares issued and outstanding	126	124
Accumulated other comprehensive loss	(5,927)	(3,878)
Retained earnings	54,341	(183,306)
Total stockholders’ equity	48,540	(187,060)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,169,571	$637,546

The accompanying notes are an integral part of these audited financial statements.

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VIDELLO LIMITED

STATEMENT OF OPERATIONS

FOR YEAR ENDING MARCH 31

(Audited)

	FOR THE YEAR ENDING
	March 31,
	2024	2023
REVENUE
Revenue	$5,508,274	$3,461,193
Net Revenue	5,508,274	3,461,193

COST OF REVENUE
Cost of revenue	2,925,379	2,246,066
Total cost of revenue	2,925,379	2,246,066

GROSS PROFIT	2,582,895	1,215,127

OPERATING EXPENSES
General and administrative	546,550	382,236
Total operating expenses	538,897	382,236

OTHER INCOME (EXPENSE)
Interest income	-	283
Total other income (expense)	-	283

Net income before income tax provision	2,036,345	833,174

Provision for income taxes	(510,800)	(260,502)
NET INCOME	$1,525,545	$572,672

OTHER COMPREHENSIVE (LOSS) INCOME
Foreign currency translation adjustment	$(2,049)	$(3,878)

TOTAL COMPREHENSIVE INCOME	$1,523,496	$568,794

Earnings per share - basic and diluted	$15,255	$5,727
Weighted average number of shares outstanding - basic and diluted	100	100

The accompanying notes are an integral part of these audited financial statements.

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VIDELLO LIMITED

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)

FOR THE YEARS ENDING MARCH 31, 2024 AND 2023

(Audited)

			Additional Paid in		Other Comprehensive
	Common Stock		Capital		(Loss)	Retained
	Shares	Amount	Shares	Amount	Income	Earnings	Total
Balance - March 31, 2022	100	$132	-	$-	$-	$85,280	$85,412
Dividend Payment	-	-	-	-	-	(841,258)	(841,258)
Net income for the period	-	-	-	-	-	572,672	572,672
Foreign currency translation		(8)	-	-	(3,878)	-	(3,886)
Balance - March 31, 2023	100	$124	-	$-	$(3,878)	$(183,306)	$(187,060)

Dividend Payment	-	-	-	-	-	(1,287,898)	(1,287,898)
Net income for the period	-	-	-	-	-	1,525,545	1,525,545
Foreign currency translation		2	-	-	(2,049)	-	(2,047)

Balance -March 31, 2024	100	$126	-	$-	$(5,927)	$54,341	$48,540

The accompanying notes are an integral part of these audited financial statements.

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VIDELLO LIMITED

STATEMENT OF CASH FLOWS

(Audited)

	FOR THE YEAR ENDING March 31,
	2024	2023
OPERATING ACTIVITIES:
Net income	$2,036,345	$833,174

Adj. to reconcile net income to net cash flow
Depreciation	3,419	2,291
Bad debt	42,722	-
Foreign exchange adjustment	(6,729)	(4,910)
Changes in operating assets and liabilities:
Accounts receivable	-	376
Accounts payable	91,360	14,192
Cash paid for taxes	(260,502)	(229,635)
Deferred revenue	(40,963)	543,332
Director payables	412	(302)
Net cash flow provided by operating activities	1,866,064	1,158,518

INVESTING ACTIVITIES:
Purchase of fixed assets	(6,784)	-
Net cash flow used in investing activities	(6,784)	-

FINANCING ACTIVITIES:
Payment of dividend	(1,287,898)	(841,258)
Net cash flow used in financing activities	(1,287,898)	(841,258)

Net increase in cash	571,382	317,260

Cash at beginning of period	587,852	270,592
Cash at end of period	$1,159,234	$587,852

The accompanying notes are an integral part of these audited financial statements.

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VIDELLO LIMITED

NOTES TO FINANCIAL STATEMENTS

March 31, 2024 and 2023

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Vidello Limited (the “Company” or “Vidello”) was incorporated on March 30, 2017 in the United Kingdon. Vidello operates as a software development company; primarily focused on the provision of online video editing software.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company’s audited financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as determined by the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) and applicable regulations of the Securities and Exchange Commission (“SEC”) regarding annual financial reporting.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the audited financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that estimates made as of the date of the financial statements could change in the near term due to one or more future events. Actual results could differ significantly from these estimates.

Cash

The Company has no significant off-balance-sheet concentration of credit risk such as foreign exchange contracts, option contracts or other hedging arrangements. The Company holds cash in banks in excess of federally insured limits. However, the Company believes risk of loss is minimal as the cash is held by large highly rated financial institutions. To reduce its risk associated with the failure of such financial institutions, the Company evaluates at least annually the rating of the financial institutions in which it holds cash. Any material loss that the Company may experience in the future could have an adverse effect on its ability to pay its operational expenses or make other payments and may require the Company to move its cash to other high quality financial institutions. Currently, the Company is reviewing its bank relationships in order to mitigate its risk to ensure that its exposure is limited or reduced to the FDIC protection limits.

Accounts Receivables

Accounts receivable consists of balances due from customers. Payment terms are due upon receipt without an allowance for credit losses. These balances are recorded at the invoice amount and do not bear interest.

Property and Equipment

Vidello’s equipment are recorded at cost and depreciated using the reducing balance method (25%) over the useful economic lives of the assets. Upon sale or disposal of property and equipment, the related asset cost and accumulated depreciation or amortization are removed from the respective accounts and any gain or loss is reflected in current operations.

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Revenue Recognition

Revenue is measured at the fair value of the consideration received or receivable, excluding discounts, rebates, value added tax and other sales taxes.

Revenue is generated through Vidello providing video hosting and marketing platform subscription software service for a set period of time. Customer contracting is achieved via self service and invoicing is initiated automatically once the customer accepts the terms and conditions on the platform, based on their selection of the desired subscription product. When execution or completion of the contract occurs, the contract is valid and revenue is earned when the service is provided for each period of performance, daily. The amount is paid by the customer based on the contract terms monthly, annually or indefinate with the majority paid via credit card processing.

The Company recognizes revenue in an amount that reflects the consideration to which it expects to be entitled in exchange for the transfer of promised services to its customers. To determine revenue recognition for contracts with customers, the Company performs the following steps described in ASC 606: (1) identifies the contract with the customer, or Step 1, (2) identifies the performance obligations in the contract, or Step 2, (3) determines the transaction price, or Step 3, (4) allocates the transaction price to the performance obligations in the contract, or Step 4, and (5) recognizes revenue when (or as) the entity satisfies a performance obligation, or Step 5.

Revenue from contracts with customers are not recorded until the Company has the approval and commitment from the parties, the rights of the parties are identified, payment terms are established, the contract has commercial substance and collectability of the consideration is probable. The Company also evaluates the following indicators, amongst others, when determining whether it is acting as a principal in the transaction (and therefore whether to record revenue on a gross basis): (i) whether the Company is primarily responsible for fulfilling the promise to provide the specified good or service, (ii) whether the Company has the inventory risk before the specified good or service has been transferred to a customer or after transfer of control to the customer and (iii) whether the Company has the discretion to establish the price for the specified good or service.

Revenue is recognized once control passes to the customer. The following indicators are evaluated in determining when control has passed to the customer: (i) whether the Company has a right to payment for the product or service, (ii) whether the customer has legal title to the product or service, (iii) whether the Company has transferred physical possession of the product or service to the customer, (iv) whether the customer has the significant risk and rewards of ownership of the product or service and (v) whether the customer has accepted the product or service. When an arrangement contains more than one performance obligation, the Company will allocate the transaction price to each performance obligation on a relative standalone selling price basis. The Company utilizes the observable price of products and services when they are sold separately to similar customers in order to estimate standalone selling price.

There is no concentration of revenue for the year ended March 31, 2024 March 31, 2023 because the revenue was earned from multiple customers.

Costs of Revenue

Costs of revenue consist primarily of infrastructure, streaming service, data license and contracted services costs, as well as merchant fees and payroll costs.

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs were $4,276 and $8,643 for the years ended March 31, 2024 and 2023, respectively, which are included in general and administrative expenses on the statements of operations.

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Income Taxes

The Company accounts for income taxes using UK tax rules and regulations in compliance with HMRC reporting requirements.

Taxation for the year ended March 31, 2024 and 2023 comprises of current tax. Tax is recognized in the income statement except to the extend that it relates to items recognized in the other comprehensive income or directly in equity. Current tax is recognized at the amount of tax payable using the tax rates and laws that have been enacted or substantively enacted by the balance sheet date.

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, “Accounting for Income Taxes”. The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities and for operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized. For the periods ending March 31, 2024 and March 31, 2023, the Company did not have any amounts recorded pertaining to uncertain tax positions.

Fair Value Measurements

In accordance with FASB ASC 820 Fair Value Measurements and Disclosures, the Company uses a three-level hierarchy for fair value measurements of certain assets and liabilities for financial reporting purposes that distinguishes between market participant assumptions developed from market data obtained from outside sources (observable inputs) and the Company’s own assumptions about market participant assumptions developed from the best information available to us in the circumstances (unobservable inputs). The fair value hierarchy is divided into three levels based on the source of inputs as follows:

Level 1: Quoted prices in active markets for identical assets or liabilities.

Level 2: Inputs other than Level 1 prices for similar assets or liabilities that are directly or indirectly observable in the marketplace.

Level 3: Unobservable inputs which are supported by little or no market activity and values determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant judgment or estimation.

For the periods ended March 31, 2024 and March 31, 2023, the Company had no financial liabilities to measure at fair value on a recurring basis.

Recent Accounting Pronouncements

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740), Improvements to income tax disclosures, which enhances the disclosure requirements for the income tax rate reconciliation, domestic and foreign income taxes paid, requiring disclosure of disaggregated income taxes paid by jurisdiction, unrecognized tax benefits, and modifies other income tax-related disclosures. The amendments are effective for annual periods beginning after December 15, 2024. Early adoption is permitted and should be applied prospectively. The Company is currently evaluating the effect of adopting this guidance on its financial statements.

In November 2024, the FASB issued ASU No. 2024-03, Disaggregation of Income Statement Expenses (Subtopic 220-40). The ASU requires the disaggregated disclosure of specific expense categories, including purchases of inventory, employee compensation, depreciation, and amortization included in each relevant expense caption presented on the statement of operations. The guidance also requires disclosure of a qualitative description of the amounts remaining in relevant expense captions that are not separately disaggregated quantitatively, as well as the total amount of selling expenses and an entity’s definition of selling expenses. This guidance is effective for annual reporting periods beginning after December 15, 2026 and interim reporting periods beginning after December 15, 2027. Early adoption of the amendment is permitted. The Company is currently evaluating the guidance and its impact to its financial statements and related disclosures.

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NOTE 3 – RELATED PARTY

For the twelve months ended March 31,2024 and March 31, 2023, the Company had expenses totaling $12,653 and $8,230 respectively to directors for compensation, which is included in general and administrative expenses on the accompanying statement of operations.

For the twelve months ended March 31,2024 and March 31, 2023, the Company paid amounts totaling $1,287,898 and $841,258 respectively to directors as dividend pay-out for each year which is shown on the accompanying Statement of changes in stockholders’ equity.

As of March 31, 2024 and March 31, 2023, there was a total of $1,270 and $858 due to directors.

NOTE 4 – STOCKHOLDERS’ EQUITY

Authorized Stock

Common Stock

As of March 31, 2024, the Company had authorized 100 common shares with a par value of $1.26 per share. Each common share entitles the holder to one vote on any matter on which action of the stockholders of the corporation is sought.

Common Share Issuances

During the twelve months ended March 31, 2024 and 2023, the Company did not issue any new shares of common stock.

As of March 31, 2024 and March 31, 2023, there were 100 and 100 common shares outstanding.

NOTE 5 – SUBSEQUENT EVENTS

Acquisition of Vidello

On January 31, 2025, Banzai International Inc. (“Banzai”) a marketing technology company closed a previously announced merger with our Company, pursuant to a Merger Agreement (the “Vidello Merger Agreement”), dated December 19, 2024, by and among Vidello, and certain shareholders of Vidello (the “Vidello Shareholders”). At the closing, Vidello Shareholders transferred all the outstanding shares of the Company to Banzai, and the Company became a direct and wholly owned subsidiary of Banzai. At closing, Banzai paid to the Vidello Shareholders, $2,745,031 in cash (the “Vidello Cash Consideration”), whereby $2,500,000 are withheld for indemnification expenses and other holdback provisions in accordance with the Vidello Merger Agreement, and issued 898,204 shares of Class A Common Stock (the “Share Consideration”, together with the Cash Consideration, the “Vidello Closing Consideration”).

In connection with and as a condition of closing pursuant to the Vidello Merger Agreement, Banzai executed and delivered to each Vidello Shareholder a lock-up agreement (the “Vidello Lock-Up Agreement”), pursuant to which, the shares of Class A Common Stock and any other securities convertible or exercisable into the shares of Class A Common Stock beneficially owned by them, during the 180-day period following the closing of the Vidello Merger, not to complete any Prohibited Transfer (as defined in the Vidello Merger Agreement).

Immediately prior to the closing of the Vidello Merger, the directors and officers of the Company tendered their resignation, effective at the closing. Pursuant to the Vidello Merger Agreement, the CEO of Banzai shall be the sole member of the board of directors of Vidello effective upon the closing of the Vidello Merger.

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